Exhibit 99.1
Jamf Announces Third Quarter 2025 Financial Results
MINNEAPOLIS – November 10, 2025 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its third quarter ended September 30, 2025.
Third Quarter 2025 Financial Highlights
•Revenue: Total revenue of $183.5 million, an increase of 15% year-over-year.
•ARR: ARR of $728.6 million as of September 30, 2025, an increase of 16% year-over-year.
◦Achieved Security ARR of $216 million as of September 30, 2025, representing 44% year-over-year growth and 30% of Jamf’s total ARR, driven by the success of our platform solutions and the Identity Automation acquisition.
•Gross Profit: GAAP gross profit of $139.5 million, or 76% of total revenue, compared to $123.3 million in the third quarter of 2024. Non-GAAP gross profit of $148.1 million, or 81% of total revenue, compared to $129.9 million in the third quarter of 2024.
•Operating Loss/Income: GAAP operating loss of $3.4 million, or (2)% of total revenue, compared to $15.9 million in the third quarter of 2024. Non-GAAP operating income of $47.2 million, or 26% of total revenue, compared to $27.7 million in the third quarter of 2024.
•Net Loss/Adjusted EBITDA: Net loss year-over-year decrease of 63% to $4.5 million, or (2)% of total revenue, compared to net loss of $12.2 million in the third quarter of 2024. Adjusted EBITDA year-over-year growth of 68% to $49.6 million, or 27% of total revenue, compared to $29.5 million in the third quarter of 2024.
•Cash Flow: Cash flow provided by operations year-over year growth of 213% to $117.1 million for the TTM ended September 30, 2025, or 17% of TTM total revenue, compared to $37.4 million for the TTM ended September 30, 2024. Unlevered free cash flow year-over-year growth of 82% to $147.5 million for the TTM ended September 30, 2025, or 21% of TTM total revenue, compared to $81.3 million for the TTM ended September 30, 2024.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.
Pending Transaction with Francisco Partners
Due to the Company’s pending acquisition by Francisco Partners that was announced on October 29, 2025 and remains subject to customary closing conditions, including approval by Jamf stockholders and receipt of required regulatory approvals, there will not be a conference call or live webcast to discuss these financial results. In addition, the Company will not be providing financial guidance for the fourth quarter and is suspending its financial guidance for the full fiscal year 2025 as a result of the pending transaction.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, adjusted EBITDA as a percentage of revenue, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction loss (gain), amortization of debt issuance costs, transaction-related costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring and other cost optimization charges, impairment charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial measures, when taken collectively with GAAP financial measures, may be helpful to investors because they provide consistency and comparability with our past financial performance, provide additional understanding of factors and trends affecting our business, and assist in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Our non-GAAP financial measures are presented for supplemental informational purposes only, and should not be considered a substitute for financial measures presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation is provided for each non-GAAP financial measure used in this press release to the most directly comparable financial measure stated in accordance with GAAP at the end of this press release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measure.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of Jamf by Francisco Partners (the “Merger”), shareholder approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding Jamf’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of Jamf’s shareholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts Jamf’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact Jamf’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of Jamf’s common stock, credit ratings or operating results; the risk that the Merger and its announcement could have an adverse effect on the ability of Jamf to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers; the impact of adverse general and industry-specific economic and market conditions and reductions in IT spending, including uncertainty caused by economic downturns, supply chain disruptions, and volatility in the global trade environment including increased and proposed tariffs and potentially retaliatory trade regulations; and the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices, including the effects of proposed or imposed tariffs that may apply to the production or components of Apple products, and failure of enterprises to adopt Apple products. Jamf can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.
All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by Jamf, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause Jamf’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Jamf’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in Jamf’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by Jamf. Jamf cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this press release, and, except as required by applicable law, Jamf does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information and Where to Find It
This press release contains references to the proposed transaction involving Jamf and Francisco Partners. A meeting of the shareholders of Jamf will be announced as promptly as practicable to seek Jamf shareholder approval in connection with the proposed transaction. Jamf intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Jamf’s shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Jamf with the SEC.
BEFORE MAKING ANY DECISION, JAMF SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Any vote in respect of resolutions to be proposed at Jamf’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Jamf’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Jamf with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com.
No Offer or Solicitation
This press release is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
Jamf and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Jamf’s shareholders in connection with the proposed transaction. Information regarding Jamf’s directors and executive officers is set forth under the captions “Board of Directors and Corporate Governance,” “Proposal 1 — Election of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Compensation Committee Report,” “Executive Compensation,” “Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Jamf’s 2025 Annual Meeting of Shareholders, filed with the SEC on April 29, 2025, and in Jamf’s Current Reports on Form 8-K filed with the SEC on April 29, 2025 and June 12, 2025. Additional information regarding ownership of Jamf’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Jamf’s website at https://ir.jamf.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Jamf expects to file in connection with the proposed transaction and other relevant materials Jamf may file with the SEC.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protects personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Liarna LaPorta
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$547,194	$224,680
Trade accounts receivable, net of allowances of $528 and $577	154,680	138,791
Deferred contract costs	29,344	27,958
Prepaid expenses	24,688	12,679
Other current assets	21,306	20,549
Total current assets	777,212	424,657
Equipment and leasehold improvements, net	17,929	19,321
Goodwill	1,057,686	882,593
Other intangible assets, net	186,125	147,823
Deferred contract costs, non-current	57,420	59,663
Other assets	42,801	46,172
Total assets	$2,139,173	$1,580,229

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$20,461	$18,405
Accrued liabilities	101,375	68,363
Income taxes payable	374	1,014
Deferred revenue	380,186	333,573
Convertible senior notes, net, current	371,413	—
Term loan, net, current	20,000	—
Total current liabilities	893,809	421,355
Deferred revenue, non-current	60,308	52,136
Deferred tax liability, net	4,804	5,180
Convertible senior notes, net, non-current	—	369,514
Term loan, net, non-current	377,841	—
Other liabilities	15,693	16,061
Total liabilities	1,352,455	864,246
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	125	125
Treasury stock	—	(741)
Additional paid-in capital	1,346,005	1,269,264
Accumulated other comprehensive loss	(11,948)	(30,060)
Accumulated deficit	(547,464)	(522,605)
Total stockholders’ equity	786,718	715,983
Total liabilities and stockholders’ equity	$2,139,173	$1,580,229

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Subscription	$179,610	$156,070	$516,597	$453,851
Services	3,884	3,192	11,016	10,395
License	—	24	3	179
Total revenue	183,494	159,286	527,616	464,425
Cost of revenue:
Cost of subscription(1)(2)(3)(4)(5)(6) (exclusive of amortization expense shown below)	35,040	29,149	100,567	85,300
Cost of services(1)(2)(3)(4)(5)(6) (exclusive of amortization expense shown below)	4,258	3,831	12,106	11,220
Amortization expense	4,680	3,048	12,202	9,604
Total cost of revenue	43,978	36,028	124,875	106,124
Gross profit	139,516	123,258	402,741	358,301
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)(6)	60,931	60,056	184,874	186,743
Research and development(1)(2)(3)(4)(5)(6)	38,621	35,977	113,282	104,992
General and administrative(1)(2)(3)(4)(5)(6)(7)	35,006	36,136	103,551	102,761
Amortization expense	8,374	6,948	23,586	20,741
Total operating expenses	142,932	139,117	425,293	415,237
Loss from operations	(3,416)	(15,859)	(22,552)	(56,936)
Interest (expense) income, net	(2,347)	1,574	(2,640)	5,255
Foreign currency transaction (loss) gain	(598)	3,354	2,776	3,373
Other expense, net	—	—	(850)	—
Loss before income tax benefit (provision)	(6,361)	(10,931)	(23,266)	(48,308)
Income tax benefit (provision)	1,848	(1,310)	(1,593)	(3,719)
Net loss	$(4,513)	$(12,241)	$(24,859)	$(52,027)

Net loss per share, basic	$(0.03)	$(0.10)	$(0.19)	$(0.41)
Net loss per share, diluted	$(0.03)	$(0.10)	$(0.19)	$(0.41)

Weighted-average shares used to compute net loss per share, basic	132,899,730	127,995,266	131,671,961	127,736,456
Weighted-average shares used to compute net loss per share, diluted	132,899,730	127,995,266	131,671,961	127,736,456

(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$3,228	$2,931	$9,751	$8,542
Services	445	445	1,242	1,308
Sales and marketing	5,267	7,887	20,827	22,561
Research and development	6,536	6,581	19,954	18,981
General and administrative	6,462	7,563	22,371	20,877
	$21,938	$25,407	$74,145	$72,269
(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$1	$73	$242	$255
Services	(6)	33	51	57
Sales and marketing	6	259	833	876
Research and development	22	155	568	514
General and administrative	21	112	526	548
	$44	$632	$2,220	$2,250
(3) Includes depreciation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$516	$346	$1,238	$951
Services	71	46	168	139
Sales and marketing	738	700	2,038	2,120
Research and development	639	467	1,570	1,360
General and administrative	353	259	889	768
	$2,317	$1,818	$5,903	$5,338
(4) Includes transaction-related costs as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$6	$—	$67	$—
Services	—	27	—	194
Sales and marketing	—	—	77	—
Research and development	58	119	63	538
General and administrative	3,390	342	7,883	4,530
	$3,454	$488	$8,090	$5,262

(5) Includes system transformation costs as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$120	$74	$338	$178
Services	16	9	46	9
Sales and marketing	258	390	833	525
Research and development	149	157	431	157
General and administrative	2,591	5,701	7,914	9,675
	$3,134	$6,331	$9,562	$10,544
(6) Includes restructuring and other cost optimization charges as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$6	$—	$75	$7
Services	101	—	132	—
Sales and marketing	6,929	(31)	7,320	6,487
Research and development	570	1	1,505	709
General and administrative	1,424	712	2,087	1,669
	$9,030	$682	$11,119	$8,872
(7) General and administrative also includes the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Offering costs	$—	$—	$—	$872
Extraordinary legal settlements and non-recurring litigation costs	—	11	—	(122)

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net loss	$(24,859)	$(52,027)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization expense	41,691	35,683
Amortization of deferred contract costs	23,122	19,791
Amortization of capitalized CCA implementation costs	4,815	1,065
Amortization of debt issuance costs	2,396	2,119
Non-cash lease expense	3,427	4,235
Provision for credit losses and returns	722	173
Stock-based compensation	74,145	72,269
Deferred income tax benefit	(1,577)	(363)
Other	(1,541)	(4,462)
Changes in operating assets and liabilities:
Trade accounts receivable	(14,317)	(5,796)
Prepaid expenses and other assets	(14,645)	(18,690)
Deferred contract costs	(21,769)	(26,235)
Accounts payable	1,300	(4,059)
Accrued liabilities	(6,342)	(6,957)
Income taxes payable	(975)	200
Deferred revenue	41,789	4,521
Other liabilities	49	49
Net cash provided by operating activities	107,431	21,516
Investing activities
Acquisitions, net of cash acquired	(175,608)	—
Purchases of equipment and leasehold improvements	(4,575)	(6,674)
Purchase of investments	(3,000)	(2,500)
Other	41	(303)
Net cash used in investing activities	(183,142)	(9,477)
Financing activities
Proceeds from term loan	400,000	—
Debt issuance costs	(2,202)	(1,549)
Cash paid for offering costs	—	(872)
Payment of acquisition-related holdback	(3,600)	(6,811)
Repurchase and retirement of common stock	—	(35,357)
Proceeds from the exercise of stock options	1,052	3,726
Net cash provided by (used in) financing activities	395,250	(40,863)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(433)	102
Net increase (decrease) in cash, cash equivalents, and restricted cash	319,106	(28,722)
Cash, cash equivalents, and restricted cash, beginning of period	228,344	250,809
Cash, cash equivalents, and restricted cash, end of period	$547,450	$222,087

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$547,194	$218,426
Restricted cash included in other current assets	256	3,661
Total cash, cash equivalents, and restricted cash	$547,450	$222,087

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to Non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating expenses	$142,932	$139,117	$425,293	$415,237
Amortization expense	(8,374)	(6,948)	(23,586)	(20,741)
Stock-based compensation	(18,265)	(22,031)	(63,152)	(62,419)
Transaction-related costs	(3,448)	(461)	(8,023)	(5,068)
Offering costs	—	—	—	(872)
Payroll taxes related to stock-based compensation	(49)	(526)	(1,927)	(1,938)
System transformation costs	(2,998)	(6,248)	(9,178)	(10,357)
Restructuring and other cost optimization charges	(8,923)	(682)	(10,912)	(8,865)
Extraordinary legal settlements and non-recurring litigation costs	—	(11)	—	122
Non-GAAP operating expenses	$100,875	$102,210	$308,515	$305,099

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$139,516	$123,258	$402,741	$358,301
Amortization expense	4,680	3,048	12,202	9,604
Stock-based compensation	3,673	3,376	10,993	9,850
Transaction-related costs	6	27	67	194
Payroll taxes related to stock-based compensation	(5)	106	293	312
System transformation costs	136	83	384	187
Restructuring and other cost optimization charges	107	—	207	7
Non-GAAP gross profit	$148,113	$129,898	$426,887	$378,455
Gross profit margin	76%	77%	76%	77%
Non-GAAP gross profit margin	81%	82%	81%	81%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating loss	$(3,416)	$(15,859)	$(22,552)	$(56,936)
Amortization expense	13,054	9,996	35,788	30,345
Stock-based compensation	21,938	25,407	74,145	72,269
Transaction-related costs	3,454	488	8,090	5,262
Offering costs	—	—	—	872
Payroll taxes related to stock-based compensation	44	632	2,220	2,250
System transformation costs	3,134	6,331	9,562	10,544
Restructuring and other cost optimization charges	9,030	682	11,119	8,872
Extraordinary legal settlements and non-recurring litigation costs	—	11	—	(122)
Non-GAAP operating income	$47,238	$27,688	$118,372	$73,356
Operating loss margin	(2)%	(10)%	(4)%	(12)%
Non-GAAP operating income margin	26%	17%	22%	16%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(4,513)	$(12,241)	$(24,859)	$(52,027)
Exclude: income tax benefit (provision)	1,848	(1,310)	(1,593)	(3,719)
Loss before income tax benefit (provision)	(6,361)	(10,931)	(23,266)	(48,308)
Amortization expense	13,054	9,996	35,788	30,345
Stock-based compensation	21,938	25,407	74,145	72,269
Foreign currency transaction loss (gain)	598	(3,354)	(2,776)	(3,373)
Amortization of debt issuance costs	877	722	2,396	2,119
Transaction-related costs	3,454	488	8,090	5,262
Offering costs	—	—	—	872
Payroll taxes related to stock-based compensation	44	632	2,220	2,250
System transformation costs	3,134	6,331	9,562	10,544
Restructuring and other cost optimization charges	9,030	682	11,119	8,872
Impairment charges	—	—	850	—
Extraordinary legal settlements and non-recurring litigation costs	—	11	—	(122)
Non-GAAP income before income taxes	45,768	29,984	118,128	80,730
Non-GAAP provision for income taxes (1)	(10,985)	(7,196)	(28,351)	(19,375)
Non-GAAP net income	$34,783	$22,788	$89,777	$61,355
Net loss per share:
Basic	$(0.03)	$(0.10)	$(0.19)	$(0.41)
Diluted	$(0.03)	$(0.10)	$(0.19)	$(0.41)
Weighted-average shares used in computing net loss per share:
Basic	132,899,730	127,995,266	131,671,961	127,736,456
Diluted	132,899,730	127,995,266	131,671,961	127,736,456
Non-GAAP net income per share:
Basic	$0.26	$0.18	$0.68	$0.48
Diluted	$0.25	$0.16	$0.64	$0.44
Weighted-average shares used in computing non-GAAP net income per share:
Basic	132,899,730	127,995,266	131,671,961	127,736,456
Diluted	141,461,407	138,725,807	140,875,295	139,076,335
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(4,513)	$(12,241)	$(24,859)	$(52,027)
Interest expense (income), net	2,347	(1,574)	2,640	(5,255)
(Benefit) provision for income taxes	(1,848)	1,310	1,593	3,719
Depreciation expense	2,317	1,818	5,903	5,338
Amortization expense	13,054	9,996	35,788	30,345
Stock-based compensation	21,938	25,407	74,145	72,269
Foreign currency transaction loss (gain)	598	(3,354)	(2,776)	(3,373)
Transaction-related costs	3,454	488	8,090	5,262
Offering costs	—	—	—	872
Payroll taxes related to stock-based compensation	44	632	2,220	2,250
System transformation costs	3,134	6,331	9,562	10,544
Restructuring and other cost optimization charges	9,030	682	11,119	8,872
Impairment charges	—	—	850	—
Extraordinary legal settlements and non-recurring litigation costs	—	11	—	(122)
Adjusted EBITDA	$49,555	$29,506	$124,275	$78,694
Net loss as a percentage of total revenue	(2)%	(8)%	(5)%	(11)%
Adjusted EBITDA as a percentage of total revenue	27%	19%	24%	17%

	Nine Months Ended September 30,			Years Ended December 31,		Trailing Twelve Months Ended September 30,
	2025	2024	2023	2024	2023	2025	2024
Net cash provided by operating activities	$107,431	$21,516	$20,045	$31,192	$35,964	$117,107	$37,435
Less:
Purchases of equipment and leasehold improvements	(4,575)	(6,674)	(2,522)	(9,009)	(2,934)	(6,910)	(7,086)
Free cash flow	102,856	14,842	17,523	22,183	33,030	110,197	30,349
Add:
Cash paid for interest	9,815	727	704	842	784	9,930	807
Cash paid for transaction-related costs	4,839	10,270	1,872	10,270	2,975	4,839	11,373
Cash paid for system transformation costs	5,701	23,763	6,918	29,346	12,493	11,284	29,338
Cash paid for restructuring and other cost optimization charges	10,733	8,953	—	9,453	—	11,233	8,953
Cash paid for contingent consideration	—	—	6,000	—	6,000	—	—
Cash paid for extraordinary legal settlements and non-recurring litigation costs	—	305	—	305	132	—	437
Unlevered free cash flow	$133,944	$58,860	$33,017	$72,399	$55,414	$147,483	$81,257
Total revenue	$527,616	$464,425	$409,926	$627,399	$560,571	$690,590	$615,070
Net cash provided by operating activities as a percentage of total revenue	20%	5%	5%	5%	6%	17%	6%
Free cash flow margin	19%	3%	4%	4%	6%	16%	5%
Unlevered free cash flow margin	25%	13%	8%	12%	10%	21%	13%

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except percentages)
(unaudited)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023

ARR (1)	$728.6	$710.0	$657.9	$646.0	$629.9	$621.7	$602.4	$588.6	$566.3

ARR from management solutions as a percent of total ARR	70%	71%	75%	76%	76%	77%	77%	77%	79%

ARR from security solutions as a percent of total ARR	30%	29%	25%	24%	24%	23%	23%	23%	21%

ARR from commercial customers as a percent of total ARR	74%	74%	76%	75%	75%	74%	74%	74%	73%

ARR from education customers as a percent of total ARR	26%	26%	24%	25%	25%	26%	26%	26%	27%

Dollar-based net retention rate (2)	104%	103%	104%	104%	106%	106%	107%	108%	108%
(1) Beginning in Q2 2025, ARR is calculated using the current period exchange rate. ARR as of Q3 2024 was adjusted as a result of minor data reconfiguration and validation of accounts and metrics through year-end as part of our comprehensive systems update.
(2) Our dollar-based net retention rates for the trailing twelve months ended September 30, 2025 and June 30, 2025 do not include Identity Automation since it has not been a part of our business for the full trailing twelve months.